UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2024

CARDLYTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386		26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
675 Ponce de Leon Avenue NE, Suite 4100	Atlanta	Georgia	30308
(Address of principal executive offices, including zip code)
	(888)	798-5802
(Registrant's telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	The Nasdaq Stock Market LLC
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On August 7, 2024, Cardlytics, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2024, as well as information regarding a conference call to discuss these financial results and the Company’s recent corporate highlights. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information included in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, regardless of any general incorporation language in such filing.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.
Resignation of Karim Temsamani as Chief Executive Officer
On August 5, 2024, Karim Temsamani notified the Company of his intent to resign as the Company’s Chief Executive Officer and as a member of the Board of Directors of the Company (the “Board”), each effective as of August 16, 2024 (the “Effective Date”). Mr. Temsamani’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Appointment of Amit Gupta as Chief Executive Officer
On August 7, 2024, the Board approved the appointment of Amit Gupta, currently the Company’s Chief Operating Officer, as the Company’s Chief Executive Officer and principal executive officer, each effective as of the Effective Date. The Company expects to enter into amended compensatory arrangements with Mr. Gupta in connection with his appointment as Chief Executive Officer, the details of which have not been finalized as of the date of this Current Report on Form 8-K. The Company will provide this information by filing an amendment to this Current Report on Form 8-K after the information is determined or becomes available.
In connection with the appointment of Mr. Gupta as Chief Executive Officer, on August 7, 2024, the Board also approved the appointment of Mr. Gupta to the Board, effective as of the Effective Date. Mr. Gupta will serve as a Class II director whose term will expire at the 2026 Annual Meeting of Stockholders. Mr. Gupta will not be eligible to receive additional compensation for his service as a member of the Board pursuant to the Company’s non-employee director compensation policy.
The biography for Mr. Gupta is contained in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 12, 2024. Mr. Gupta does not have any family relationships with any of the Company’s directors or executive officers, is not a party to any transactions of the type listed in Item 404(a) of Regulation S-K, and was not appointed pursuant to any arrangement or understanding with any other person.
ITEM 7.01 REGULATION FD DISCLOSURE.
On August 7, 2024, the Company issued a press release announcing the appointment of Mr. Gupta as the Company’s Chief Executive Officer.
A copy of this press release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K. The information contained in the press release furnished as Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and is not incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits

Exhibit	Exhibit Description
99.1	Press release dated August 7, 2024
99.2	Press release dated August 7, 2024
104	The cover page from Cardlytics, Inc.’s Form 8-K filed on August 7, 2024, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date:	August 7, 2024	By:	/s/ Alexis DeSieno
Alexis DeSieno
Chief Financial Officer (Principal Financial and Accounting Officer)